UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2017

Date of reporting period:	December 1, 2016 — May 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Global Dividend Fund

**Semiannual report**
**5 | 31 | 17**

**Value funds** look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PGDEX

Putnam
Global Dividend
Fund

Semiannual report
5 | 31 | 17

Message from the Trustees	1

Your fund’s performance	5

Your fund’s expenses	7

Terms and definitions	9

Other information for shareholders	10

Financial statements	11

Shareholder meeting results	38

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. There are no guarantees that a company will continue to pay dividends. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

July 14, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through the first half of 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 5–6 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/17. See above and pages 5–6 for additional fund performance information. Index descriptions can be found on page 9.

2 Global Dividend Fund

Allocations are shown as a percentage of the fund’s net assets as of 5/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Dividend Fund 3

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Global Dividend Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/17

		Annual		Annual
	Life of fund	average	3 years	average	1 year	6 months

Class A (3/18/13)
Before sales charge	35.35%	7.47%	10.64%	3.43%	13.26%	12.71%

After sales charge	27.56	5.97	4.28	1.41	6.75	6.22

Class B (3/18/13)
Before CDSC	31.20	6.68	8.22	2.67	12.42	12.28

After CDSC	29.20	6.29	5.31	1.74	7.42	7.28

Class C (3/18/13)
Before CDSC	31.18	6.67	8.20	2.66	12.47	12.32

After CDSC	31.18	6.67	8.20	2.66	11.47	11.32

Class M (3/18/13)
Before sales charge	32.58	6.94	9.00	2.92	12.69	12.39

After sales charge	27.94	6.04	5.19	1.70	8.75	8.46

Class Y (3/18/13)
Net asset value	36.86	7.75	11.55	3.71	13.52	12.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter.

Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Dividend Fund 5

Comparative index returns For periods ended 5/31/17

		Annual		Annual
	Life of fund	average	3 years	average	1 year	6 months

MSCI World
Index (ND)	45.51%	9.34%	18.18%	5.73%	16.42%	12.87%

Lipper Global
Equity Income
Funds category	32.33	6.84	10.38	3.29	12.05	11.18
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 5/31/17, there were 170, 165, 142, and 128 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	2		2	2	2		2

Income	$0.213		$0.174	$0.166	$0.169		$0.227

Capital gains	—		—	—	—		—

Total	$0.213		$0.174	$0.166	$0.169		$0.227

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/16	$10.53	$11.17	$10.47	$10.45	$10.50	$10.88	$10.55

5/31/17	11.64	12.35	11.57	11.56	11.62	12.04	11.66

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[1]	2.34%	2.20%	1.69%	1.52%	1.27%	1.23%	2.57%

Current 30-day SEC yield
(with expense limitation)[2,3]	N/A	2.44	1.85	1.85	N/A	2.03	2.84

Current 30-day SEC yield
(without expense limitation)[3]	N/A	1.85	1.23	1.23	N/A	1.41	2.18

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

6 Global Dividend Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year
ended 11/30/16*†	1.31%	2.06%	2.06%	1.81%	1.06%

Total annual operating expenses for the
fiscal year ended 11/30/16*	1.94%	2.69%	2.69%	2.44%	1.69%

Annualized expense ratio for the six-month
period ended 5/31/17‡	1.30%	2.05%	2.05%	1.80%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/18.

‡ Includes a decrease of 0.05% from annualizing the performance fee adjustment for the six months ended 5/31/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/16 to 5/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.89	$10.85	$10.85	$9.53	$5.57

Ending value (after expenses)	$1,127.10	$1,122.80	$1,123.20	$1,123.90	$1,128.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Dividend Fund 7

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/17, use the following calculation method. To find the value of your investment on 12/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.54	$10.30	$10.30	$9.05	$5.29

Ending value (after expenses)	$1,018.45	$1,014.71	$1,014.71	$1,015.96	$1,019.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

8 Global Dividend Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing,

Global Dividend Fund 9

and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2017, Putnam employees had approximately $497,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

10 Global Dividend Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Dividend Fund 11

The fund’s portfolio 5/31/17 (Unaudited)

COMMON STOCKS (97.7%)*	Shares	Value

Aerospace and defense (2.6%)

BAE Systems PLC (United Kingdom)	17,988	$154,241

TransDigm Group, Inc.	641	171,839

United Technologies Corp.	963	116,793

		442,873

Airlines (0.5%)

Japan Airlines Co., Ltd. (Japan)	3,100	90,831

		90,831

Automobiles (1.7%)

Daimler AG (Registered Shares) (Germany)	1,488	107,998

General Motors Co.	2,965	100,602

Nissan Motor Co., Ltd. (Japan)	9,200	88,179

		296,779

Banks (7.3%)

Australia & New Zealand Banking Group, Ltd. (Australia)	14,518	302,161

Bank of Nova Scotia (The) (Canada)	1,815	102,409

JPMorgan Chase & Co.	3,257	267,563

Lloyds Banking Group PLC (United Kingdom)	163,365	148,583

Natixis SA (France)	14,550	96,107

PacWest Bancorp	4,196	195,827

Swedbank AB Class A (Sweden)	5,252	126,596

		1,239,246

Beverages (3.1%)

Coca-Cola Co. (The)	3,911	177,833

Dr. Pepper Snapple Group, Inc.	1,716	159,262

PepsiCo, Inc.	1,672	195,407

		532,502

Biotechnology (1.4%)

AbbVie, Inc.	3,517	232,192

		232,192

Capital markets (3.3%)

AllianceBernstein Holding LP	5,249	118,365

Amundi SA (France)	2,840	194,322

Carlyle Group LP (The)	4,549	80,290

KKR & Co. LP	9,042	166,554

		559,531

Chemicals (1.3%)

BASF SE (Germany)	765	72,049

Dow Chemical Co. (The)	2,331	144,429

		216,478

Communications equipment (0.7%)

Cisco Systems, Inc.	3,605	113,666

		113,666

Construction and engineering (0.7%)

ACS Actividades de Construccion y Servicios SA (Spain)	2,919	116,620

		116,620

Diversified financial services (0.8%)

Challenger, Ltd. (Australia)	15,072	143,238

		143,238

12 Global Dividend Fund

COMMON STOCKS (97.7%)* cont.	Shares	Value

Diversified telecommunication services (4.7%)

AT&T, Inc.	7,875	$303,424

BCE, Inc. (Canada)	3,296	149,349

CenturyLink, Inc.	2,241	55,913

Spark New Zealand, Ltd. (New Zealand)	50,896	135,585

Verizon Communications, Inc.	3,246	151,393

		795,664

Electric utilities (2.7%)

Duke Energy Corp.	1,153	98,789

Exelon Corp.	3,547	128,792

NextEra Energy, Inc.	941	133,095

SSE PLC (United Kingdom)	4,932	95,637

		456,313

Electronic equipment, instruments, and components (2.0%)

Synnex Technology International Corp. (Taiwan)	88,050	100,992

Tripod Technology Corp. (Taiwan)	78,000	232,089

		333,081

Equity real estate investment trusts (REITs) (2.3%)

Federal Realty Investment Trust	919	112,798

Gaming and Leisure Properties, Inc.	4,919	180,576

Japan Hotel REIT Investment Corp (Japan)	144	104,408

		397,782

Food and staples retail (0.5%)

Wesfarmers, Ltd. (Australia)	2,495	79,162

		79,162

Food products (5.4%)

Kraft Heinz Co. (The)	2,554	235,479

Nestle SA (Switzerland)	2,823	240,897

Orkla ASA (Norway)	19,920	199,099

Pinnacle Foods, Inc.	4,053	252,542

		928,017

Health-care providers and services (0.3%)

RHT Health Trust (Units) (Singapore)	88,400	56,861

		56,861

Hotels, restaurants, and leisure (2.8%)

McDonald’s Corp.	1,007	151,946

Tatts Group, Ltd. (Australia)	53,845	168,040

TUI AG (Germany)	9,699	149,710

		469,696

Household durables (3.0%)

Basso Industry Corp. (Taiwan)	58,000	164,480

Berkeley Group Holdings PLC (The) (United Kingdom)	3,589	150,566

Persimmon PLC (United Kingdom)	6,315	199,753

		514,799

Independent power and renewable electricity producers (1.1%)

Atlantica Yield PLC (Spain)	4,837	101,045

NextEra Energy Partners LP	2,697	93,154

		194,199

Global Dividend Fund 13

COMMON STOCKS (97.7%)* cont.	Shares	Value

Industrial conglomerates (1.9%)

NWS Holdings, Ltd. (Hong Kong)	67,000	$129,657

Siemens AG (Germany)	1,396	199,239

		328,896

Insurance (3.3%)

Allianz SE (Germany)	690	132,466

SCOR SE (France)	2,504	98,577

St. James’s Place PLC (United Kingdom)	9,712	146,783

Zurich Insurance Group AG (Switzerland)	606	178,130

		555,956

Machinery (1.1%)

NSK, Ltd. (Japan)	17,800	212,154

		212,154

Metals and mining (1.6%)

Rio Tinto PLC (United Kingdom)	6,787	271,305

		271,305

Mortgage real estate investment trusts (REITs) (1.9%)

Blackstone Mortgage Trust, Inc. Class A	2,965	92,063

CYS Investments, Inc.	6,035	50,875

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,808	127,253

MFA Financial, Inc.	5,740	47,757

		317,948

Multi-utilities (1.7%)

Ameren Corp.	1,973	111,968

Veolia Environnement SA (France)	8,156	179,484

		291,452

Oil, gas, and consumable fuels (8.1%)

Chevron Corp.	1,439	148,908

ENI SpA (Italy)	5,470	86,579

Exxon Mobil Corp.	5,271	424,316

Gaztransport Et Technigaz SA (France)	3,054	120,572

MPLX LP	1,817	60,052

Plains All American Pipeline LP	4,945	130,944

Royal Dutch Shell PLC Class A (United Kingdom)	4,130	111,747

Total SA (France)	5,649	299,966

		1,383,084

Pharmaceuticals (11.8%)

AstraZeneca PLC (United Kingdom)	3,963	267,255

Bristol-Myers Squibb Co.	2,404	129,696

Eli Lilly & Co.	3,229	256,932

GlaxoSmithKline PLC (United Kingdom)	12,135	266,348

Johnson & Johnson	1,706	218,795

Merck & Co., Inc.	1,746	113,682

Novartis AG (Switzerland)	2,647	216,723

Pfizer, Inc.	8,049	262,800

Sanofi (France)	1,385	137,178

Takeda Pharmaceutical Co., Ltd. (Japan)	2,600	133,979

		2,003,388

Real estate management and development (1.1%)

Foxtons Group PLC (United Kingdom)	133,022	192,388

		192,388

14 Global Dividend Fund

COMMON STOCKS (97.7%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (3.3%)

Intel Corp.	8,130	$293,574

Maxim Integrated Products, Inc.	3,239	154,824

Texas Instruments, Inc.	1,311	108,144

		556,542

Software (2.5%)

Microsoft Corp.	6,173	431,122

		431,122

Technology hardware, storage, and peripherals (1.9%)

Casetek Holdings, Ltd. (Taiwan)	39,000	116,693

Lenovo Group, Ltd. (China)	188,000	123,041

Seagate Technology PLC	1,781	77,598

		317,332

Tobacco (6.8%)

Altria Group, Inc.	3,600	271,584

British American Tobacco PLC (United Kingdom)	2,609	185,895

Imperial Brands PLC (United Kingdom)	5,079	237,483

Philip Morris International, Inc.	3,828	458,592

		1,153,554

Trading companies and distributors (1.7%)

ITOCHU Corp. (Japan)	4,300	61,074

Marubeni Corp. (Japan)	15,400	95,112

Mitsui & Co., Ltd. (Japan)	9,400	126,932

		283,118

Wireless telecommunication services (0.8%)

Vodafone Group PLC (United Kingdom)	47,901	142,877

		142,877

Total common stocks (cost $14,115,851)		$16,650,646

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value

Arconic, Inc. $2.688 cv. pfd.	2,434	$104,759

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	216	7,304

Total convertible preferred stocks (cost $131,688)		$112,063

SHORT-TERM INVESTMENTS (2.1%)*	Shares	Value

Putnam Short Term Investment Fund 0.89% L	356,348	$356,348

Total short-term investments (cost $356,348)		$356,348

TOTAL INVESTMENTS

Total investments (cost $14,603,887)		$17,119,057

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2016 through May 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures , references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $17,044,835.

Global Dividend Fund 15

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $61,469 to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	50.1%	Spain	1.3%

United Kingdom	15.0	Norway	1.2

France	6.6	New Zealand	0.8

Japan	5.3	Hong Kong	0.8

Australia	4.0	Sweden	0.7

Germany	3.9	China	0.7

Switzerland	3.7	Italy	0.5

Taiwan	3.6	Singapore	0.3

Canada	1.5	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $3,896,179) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Sell	6/21/17	$161,117	$164,667	$3,550

	British Pound	Sell	6/21/17	118,479	107,907	(10,572)

	Euro	Buy	6/21/17	64,320	62,609	1,711

	Hong Kong Dollar	Buy	6/21/17	27,860	27,913	(53)

	Japanese Yen	Sell	6/21/17	61,055	59,713	(1,342)

	Norwegian Krone	Sell	6/21/17	37,482	37,480	(2)

Barclays Bank PLC

	Canadian Dollar	Buy	6/21/17	168,470	171,061	(2,591)

	Hong Kong Dollar	Buy	6/21/17	79,625	79,782	(157)

	Japanese Yen	Buy	6/21/17	195,323	193,109	2,214

Citibank, N.A.

	British Pound	Sell	6/21/17	327,846	316,077	(11,769)

	Canadian Dollar	Buy	6/21/17	58,724	59,268	(544)

	Danish Krone	Buy	6/21/17	135,262	127,254	8,008

	Euro	Buy	6/21/17	95,804	90,394	5,410

	Japanese Yen	Buy	6/21/17	201,729	199,429	2,300

Credit Suisse International

	Japanese Yen	Buy	6/21/17	52,023	51,432	591

	New Zealand Dollar	Sell	6/21/17	119,972	118,309	(1,663)

	Swedish Krona	Sell	6/21/17	13,707	13,216	(491)

Goldman Sachs International

	Australian Dollar	Sell	6/21/17	138,312	141,312	3,000

	Chinese Yuan (Offshore)	Sell	6/21/17	118,496	116,147	(2,349)

	Japanese Yen	Buy	6/21/17	186,043	184,419	1,624

16 Global Dividend Fund

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $3,896,179) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	British Pound	Sell	6/21/17	$308,895	$295,896	$(12,999)

	Canadian Dollar	Buy	6/21/17	123,964	125,112	(1,148)

JPMorgan Chase Bank N.A.

	British Pound	Sell	6/21/17	398,753	381,929	(16,824)

	Euro	Sell	6/21/17	210,613	199,730	(10,883)

	Japanese Yen	Sell	6/21/17	37,394	36,966	(428)

	Norwegian Krone	Sell	6/21/17	79,190	79,899	709

	Singapore Dollar	Buy	6/21/17	29,855	29,633	222

	Swedish Krona	Buy	6/21/17	71,965	69,379	2,586

	Swiss Franc	Buy	6/21/17	11,371	11,478	(107)

State Street Bank and Trust Co.

	British Pound	Sell	6/21/17	243,016	232,814	(10,202)

	Israeli Shekel	Buy	6/21/17	30,013	29,288	725

	Japanese Yen	Buy	6/21/17	16,522	16,335	187

	Norwegian Krone	Sell	6/21/17	23,689	23,704	15

	Swiss Franc	Sell	6/21/17	44,245	42,518	(1,727)

Total						$(52,999)

Global Dividend Fund 17

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$1,281,274	$—	$—

Consumer staples	2,693,235	—	—

Energy	1,383,084	—	—

Financials	2,815,919	—	—

Health care	2,292,441	—	—

Industrials	1,474,492	—	—

Information technology	1,751,743	—	—

Materials	487,783	—	—

Real estate	590,170	—	—

Telecommunication services	938,541	—	—

Utilities	941,964	—	—

Total common stocks	16,650,646	—	—

Convertible preferred stocks	—	112,063	—

Short-term investments	356,348	—	—

Totals by level	$17,006,994	$112,063	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(52,999)	$—

Totals by level	$—	$(52,999)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

18 Global Dividend Fund

Statement of assets and liabilities 5/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $14,247,539)	$16,762,709
Affiliated issuers (identified cost $356,348) (Note 5)	356,348

Foreign currency (cost $57,893) (Note 1)	58,173

Dividends, interest and other receivables	61,926

Foreign tax reclaim	16,714

Receivable for shares of the fund sold	3,548

Receivable from Manager (Note 2)	99,074

Unrealized appreciation on forward currency contracts (Note 1)	32,852

Total assets	17,391,344

LIABILITIES

Payable to custodian	46,584

Payable for shares of the fund repurchased	110,317

Payable for custodian fees (Note 2)	11,156

Payable for investor servicing fees (Note 2)	8,861

Payable for Trustee compensation and expenses (Note 2)	1,119

Payable for administrative services (Note 2)	75

Payable for distribution fees (Note 2)	7,300

Payable for auditing and tax fees	37,190

Unrealized depreciation on forward currency contracts (Note 1)	85,851

Other accrued expenses	38,056

Total liabilities	346,509

Net assets	$17,044,835

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$15,450,508

Distributions in excess of net investment income (Note 1)	(18,784)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(849,661)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,462,772

Total — Representing net assets applicable to capital shares outstanding	$17,044,835

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($11,195,402 divided by 961,681 shares)	$11.64

Offering price per class A share (100/94.25 of $11.64)*	$12.35

Net asset value and offering price per class B share ($778,131 divided by 67,267 shares)**	$11.57

Net asset value and offering price per class C share ($2,211,304 divided by 191,312 shares)**	$11.56

Net asset value and redemption price per class M share ($123,780 divided by 10,651 shares)	$11.62

Offering price per class M share (100/96.50 of $11.62)*	$12.04

Net asset value, offering price and redemption price per class Y share
($2,736,218 divided by 234,730 shares)	$11.66

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund 19

Statement of operations Six months ended 5/31/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $22,874)	$410,313

Interest (including interest income of $1,422 from investments in affiliated issuers) (Note 5)	1,423

Securities lending (net of expenses) (Notes 1 and 5)	166

Total investment income	411,902

EXPENSES

Compensation of Manager (Note 2)	65,294

Investor servicing fees (Note 2)	20,032

Custodian fees (Note 2)	8,878

Trustee compensation and expenses (Note 2)	635

Distribution fees (Note 2)	31,142

Administrative services (Note 2)	377

Auditing and tax fees	38,775

Legal	125,875

Blue sky expense	81,779

Other	27,588

Fees waived and reimbursed by Manager (Note 2)	(263,717)

Total expenses	136,658

Expense reduction (Note 2)	(31)

Net expenses	136,627

Net investment income	275,275

Net realized loss on investments (Notes 1 and 3)	(257,884)

Net realized gain on foreign currency transactions (Note 1)	9,992

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(46,252)

Net unrealized appreciation of investments during the period	2,419,092

Net gain on investments	2,124,948

Net increase in net assets resulting from operations	$2,400,223

The accompanying notes are an integral part of these financial statements.

20 Global Dividend Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/17*	Year ended 11/30/16

Operations

Net investment income	$275,275	$468,692

Net realized loss on investments
and foreign currency transactions	(247,892)	(224,309)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,372,840	81,189

Net increase in net assets resulting from operations	2,400,223	325,572

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(220,601)	(377,859)

Class B	(10,661)	(16,649)

Class C	(38,971)	(81,038)

Class M	(11,658)	(38,826)

Class Y	(131,981)	(86,894)

From net realized long-term gain on investments
Class A	—	(56,580)

Class B	—	(3,059)

Class C	—	(15,053)

Class M	—	(7,506)

Class Y	—	(10,200)

Increase (decrease) from capital share transactions (Note 4)	(2,584,306)	1,451,137

Total increase (decrease) in net assets	(597,955)	1,083,045

NET ASSETS

Beginning of period	17,642,790	16,559,745

End of period (including distributions in excess of net
investment income of $18,784 and undistributed net
investment income of $119,813, respectively)	$17,044,835	$17,642,790

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A

May 31, 2017**	$10.53	.16	1.16	1.32	(.21)	—	(.21)	$11.64	12.71*	$11,195	.65*	1.44*	27*

November 30, 2016	10.75	.30	(.07)	.23	(.39)	(.06)	(.45)	10.53	2.16	10,931	1.32[e]	2.86[e]	22

November 30, 2015	11.81	.29	(.71)	(.42)	(.26)	(.38)	(.64)	10.75	(3.71)	10,225	1.28	2.58	38

November 30, 2014	11.10	.31	.71	1.02	(.31)	—	(.31)	11.81	9.28	14,015	1.33	2.67	96

November 30, 2013†	10.00	.23	.94	1.17	(.07)	—	(.07)	11.10	11.70*	9,269	.99 *	2.13*	7*

Class B

May 31, 2017**	$10.47	.12	1.15	1.27	(.17)	—	(.17)	$11.57	12.28*	$778	1.02*	1.10 *	27*

November 30, 2016	10.69	.22	(.07)	.15	(.31)	(.06)	(.37)	10.47	1.45	609	2.07[e]	2.14[e]	22

November 30, 2015	11.75	.21	(.71)	(.50)	(.18)	(.38)	(.56)	10.69	(4.42)	512	2.03	1.90	38

November 30, 2014	11.07	.20	.72	.92	(.24)	—	(.24)	11.75	8.38	321	2.08	1.71	96

November 30, 2013†	10.00	.15	.97	1.12	(.05)	—	(.05)	11.07	11.19*	82	1.52*	1.37*	7*

Class C

May 31, 2017**	$10.45	.11	1.17	1.28	(.17)	—	(.17)	$11.56	12.32*	$2,211	1.02*	1.00 *	27*

November 30, 2016	10.68	.22	(.08)	.14	(.31)	(.06)	(.37)	10.45	1.34	2,931	2.07[e]	2.12[e]	22

November 30, 2015	11.73	.21	(.70)	(.49)	(.18)	(.38)	(.56)	10.68	(4.34)	2,649	2.03	1.85	38

November 30, 2014	11.05	.22	.70	.92	(.24)	—	(.24)	11.73	8.41	2,224	2.08	1.85	96

November 30, 2013†	10.00	.13	.98	1.11	(.06)	—	(.06)	11.05	11.13*	221	1.52*	1.23*	7*

Class M

May 31, 2017**	$10.50	.08[f]	1.21	1.29	(.17)	—	(.17)	$11.62	12.39 *	$124	.90 *	.76*f	27*

November 30, 2016	10.71	.25	(.07)	.18	(.33)	(.06)	(.39)	10.50	1.72	901	1.82[e]	2.39[e]	22

November 30, 2015	11.76	.24	(.71)	(.47)	(.20)	(.38)	(.58)	10.71	(4.12)	1,343	1.78	2.13	38

November 30, 2014	11.08	.22	.73	.95	(.27)	—	(.27)	11.76	8.64	438	1.83	1.82	96

November 30, 2013†	10.00	.18	.95	1.13	(.05)	—	(.05)	11.08	11.34*	66	1.34*	1.70 *	7*

Class Y

May 31, 2017**	$10.55	.16[f]	1.18	1.34	(.23)	—	(.23)	$11.66	12.82*	$2,736	.52*	1.45*f	27*

November 30, 2016	10.77	.34[f]	(.08)	.26	(.42)	(.06)	(.48)	10.55	2.42	2,269	1.07[e]	3.23[e,f]	22

November 30, 2015	11.82	.31	(.70)	(.39)	(.28)	(.38)	(.66)	10.77	(3.37)	1,830	1.03	2.77	38

November 30, 2014	11.11	.33	.72	1.05	(.34)	—	(.34)	11.82	9.52	2,845	1.08	2.76	96

November 30, 2013†	10.00	.21	.98	1.19	(.08)	—	(.08)	11.11	11.92*	503	.81*	1.96*	7*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22 Global Dividend Fund	Global Dividend Fund 23

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2017	1.31%

November 30, 2016	0.63

November 30, 2015	0.72

November 30, 2014	0.90

November 30, 2013	1.77

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f The net investment income ratio and per share amount shown may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

24 Global Dividend Fund

Notes to financial statements 5/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2016 through May 31, 2017.

Putnam Global Dividend Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks and other equity or convertible securities of large and midsize companies worldwide that pay or that Putnam Management expects to pay dividends, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks and other equity or convertible securities of companies that pay or that Putnam Management expects to pay dividends. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in developed countries, but may invest in emerging markets. Value stocks are those that Putnam Management believes are currently undervalued by the market and that Putnam Management believes may produce attractive levels of dividend income. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors. Effective March 6, 2017, the fund is closed to new investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Global Dividend Fund 25

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

26 Global Dividend Fund

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $10,107 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $58,679 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are

Global Dividend Fund 27

considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2016, the fund had the following capital loss carryover available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$311,634	$272,193	$583,827

The aggregate identified cost on a tax basis is $14,621,829, resulting in gross unrealized appreciation and depreciation of $3,037,585 and $540,357, respectively, or net unrealized appreciation of $2,497,228.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

28 Global Dividend Fund

Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.347% of the fund’s average net assets before a decrease of $4,558 (0.023% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2018, to the extent that the total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, any upward or downward adjustments to the fund’s base management fee and acquired fund fees and expenses) would not exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

Global Dividend Fund 29

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $263,717 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$11,361	Class M	273

Class B	720	Class Y	5,318

Class C	2,360	Total	$20,032

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $31 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $14, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services

30 Global Dividend Fund

provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$14,374

Class B	1.00%	1.00%	3,651

Class C	1.00%	1.00%	12,010

Class M	1.00%	0.75%	1,107

Total			$31,142

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,554 and $4 from the sale of class A and class M shares, respectively, and received $468 and $3 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$5,107,987	$6,668,239

U.S. government securities (Long-term)	—	—

Total	$5,107,987	$6,668,239

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	116,876	$1,281,464	321,666	$3,402,221

Shares issued in connection with
reinvestment of distributions	19,250	210,298	39,885	422,429

	136,126	1,491,762	361,551	3,824,650

Shares repurchased	(212,357)	(2,376,306)	(274,716)	(2,886,335)

Net increase (decrease)	(76,231)	$(884,544)	86,835	$938,315

Global Dividend Fund 31

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	12,277	$134,067	15,518	$160,775

Shares issued in connection with
reinvestment of distributions	950	10,338	1,779	18,744

	13,227	144,405	17,297	179,519

Shares repurchased	(4,163)	(46,717)	(6,962)	(72,227)

Net increase	9,064	$97,688	10,335	$107,292

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	12,803	$139,086	93,293	$976,262

Shares issued in connection with
reinvestment of distributions	3,604	38,971	9,134	96,091

	16,407	178,057	102,427	1,072,353

Shares repurchased	(105,493)	(1,147,991)	(70,108)	(728,010)

Net increase (decrease)	(89,086)	$(969,934)	32,319	$344,343

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	167	$1,855	32,117	$325,091

Shares issued in connection with
reinvestment of distributions	1,085	11,658	4,407	46,332

	1,252	13,513	36,524	371,423

Shares repurchased	(76,460)	(828,071)	(76,063)	(802,839)

Net decrease	(75,208)	$(814,558)	(39,539)	$(431,416)

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	468,450	$5,093,810	255,009	$2,707,851

Shares issued in connection with
reinvestment of distributions	12,003	131,447	9,114	96,564

	480,453	5,225,257	264,123	2,804,415

Shares repurchased	(460,916)	(5,238,215)	(218,941)	(2,311,812)

Net increase (decrease)	19,537	$(12,958)	45,182	$492,603

32 Global Dividend Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of				end of the
	the reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$115,875	$521,825	$637,700	$469	$—

Putnam Short Term
Investment Fund**	1,446,158	6,277,150	7,366,960	1,422	356,348

Totals	$1,562,033	$6,798,975	$8,004,660	$1,891	$356,348

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Actions by shareholders

On May 16, 2017, the fund’s shareholders approved the merger of the fund into Putnam Global Sector Fund. Pursuant to an Agreement and Plan of Reorganization, the merger occurred on June 19, 2017 and the assets and liabilities of the fund were transferred to Putnam Global Sector Fund in complete liquidation of the fund.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$5,500,000

Warrants (number of warrants)	6,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign
exchange contracts	Receivables	$32,852	Payables	$85,851

Total		$32,852		$85,851

Global Dividend Fund 33

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$9,887	$9,887

Equity contracts	25,906	—	$25,906

Total	$25,906	$9,887	$35,793

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(49,039)	$(49,039)

Equity contracts	(47,650)	—	$(47,650)

Total	$(47,650)	$(49,039)	$(96,689)

34 Global Dividend Fund

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Global Dividend Fund 35

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	GoldmanSachs International	HSBC Bank USA, National Association	JPMorganChase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:

Forward currency contracts #	$5,261	$2,214	$15,718	$591	$4,624	$—	$3,517	$927	$32,852

Total Assets	$5,261	$2,214	$15,718	$591	$4,624	$—	$3,517	$927	$32,852

Liabilities:

Forward currency contracts #	$11,969	$2,748	$12,313	$2,154	$2,349	$14,147	$28,242	$11,929	$85,851

Total Liabilities	$11,969	$2,748	$12,313	$2,154	$2,349	$14,147	$28,242	$11,929	$85,851

Total Financial and Derivative Net Assets	$(6,708)	$(534)	$3,405	$(1,563)	$2,275	$(14,147)	$(24,725)	$(11,002)	$(52,999)

Total collateral received (pledged)†##	$—	$—	$—	$—	$2,275	$—	$—	$—

Net amount	$(6,708)	$(534)	$3,405	$(1,563)	$—	$(14,147)	$(24,725)	$(11,002)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

36 Global Dividend Fund	Global Dividend Fund 37

Shareholder meeting results (Unaudited)

May 16, 2017 meeting

A proposal to approve an agreement and plan of reorganization providing for the transfer of all of the assets of Putnam Global Dividend Fund to Putnam Global Sector Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam Global Sector Fund and the assumption by Putnam Global Sector Fund of all of the liabilities of Putnam Global Dividend Fund, and the distribution of these shares to the shareholders of Putnam Global Dividend Fund in complete liquidation of Putnam Global Dividend Fund was approved as follows:

Votes for	Votes against	Abstentions

818,662	143,002	53,017

All tabulations are rounded to the nearest whole number.

38 Global Dividend Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert L. Reynolds	Principal Accounting Officer,
One Post Office Square	Manoj P. Singh	and Assistant Treasurer
Boston, MA 02109
	Officers	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer,	BSA Compliance Officer
State Street Bank	and Compliance Liaison
and Trust Company		Nancy E. Florek
	Robert T. Burns	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Dividend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objec tives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA121 306607 7/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2017